Variable Annuity I
Lincoln National Variable Annuity Account L
Group Variable Annuity Contracts

Servicing Office:                       Home Office:
Lincoln National Life Insurance Company Lincoln National Life Insurance
P.O. Box 9740                           Company
Portland, ME 04104                      1300 S. Clinton Street
(800) 341-0441                          Fort Wayne, IN 46802

This Prospectus describes group annuity contracts and individual certificates issued by Lincoln National Life Insurance Company (Lincoln Life). They are for use with qualified and non-qualified retirement plans. Generally, neither the contractowner nor the individual participant pays federal income tax on the contract's growth until it is paid out. The contract is designed to accumulate account value and, as permitted by the plan for which the contractowner pur-chases the contract, to provide retirement income that a participant cannot outlive or for an agreed upon time. These benefits may be a variable or fixed amount or a combination of both. If a participant dies before the annuity com-mencement date, we pay the beneficiary or the plan a death benefit.

If the contractowner gives certain rights to plan participants, we issue active life certificates to them. Participants choose whether account value accumu-lates on a variable or a fixed (guaranteed) basis or both. If a participant al-locates contributions to the fixed account, we guarantee principal and a mini-mum interest rate.

All contributions for benefits on a variable basis will be placed in Lincoln National Variable Annuity Account L (variable annuity account [VAA]). The VAA is a segregated investment account of Lincoln Life. If a participant puts all or some contributions into one or more of the contract's subaccounts, the par-ticipant takes all the investment risk on the account value and the retirement income. If the selected subaccounts make money, account value goes up; if they lose money, it goes down. How much it goes up or down depends on the perfor-mance of the selected subaccounts. We do not guarantee how any of the subaccounts or their funds will perform. Also, neither the U.S. Government nor any federal agency insures or guarantees the investment in the contract.

The available subaccounts, and the funds in which they invest, are listed be-low. The contractowner decides which of these subaccounts are available under the contract for participant allocations. For more information about the in-vestment objectives, policies and risks of the funds please refer to the Pro-spectuses for the funds.

Balanced Account -- American Century Variable Portfolios, Inc.: VP Balanced Small Cap Growth Account -- Baron Capital Funds Trust: Baron Capital Asset Fund Insurance Shares
Index Account -- Dreyfus Stock Index Fund
Small Cap Account -- Dreyfus Variable Investment Fund: Small Cap Portfolio Growth I Account -- Fidelity Variable Insurance Products Fund: Growth Portfolio Initial Class
Equity-Income Account -- Fidelity Variable Insurance Products Fund: Equity-Income Portfolio Initial Class
Asset Manager Account -- Fidelity Variable Insurance Products Fund II: Asset Manager Portfolio Initial Class
Global Growth Account -- Janus Aspen Series: Worldwide Growth Portfolio
Mid Cap Growth I Account -- Lincoln National Aggressive Growth Fund, Inc. Social Awareness Account -- Lincoln National Social Awareness Fund, Inc.
Mid Cap Value Account -- Neuberger Berman Advisers Management Trust: Partners Portfolio
International Stock Account -- T. Rowe Price International Series, Inc.

On August 6, 1999 we (i) closed the Growth II Account and replaced the VP Capi-tal Appreciation with the Lincoln National Aggressive Growth Fund and (ii) closed the Socially Responsible Account and replaced the Calvert Social Bal-anced Portfolio with the Lincoln National Social Awareness Fund.

This Prospectus gives you information about the contracts and certificates that contractowners and participants should know before investing. Please review the Prospectuses for the funds, and keep them for reference.

Neither the SEC nor any state securities commission has approved the contracts or determined that this Prospectus is accurate and complete. Any representation to the contrary is a criminal offense.

A Statement of Additional Information (SAI) has more information about the con-tracts and certificates. Its terms are made part of this Prospectus. For a free copy, write: Lincoln National Life Insurance Company, P.O. Box 9740, Portland, ME 04104, or call 1-800-341-0441. The SAI and other information about Lincoln Life and Account L are also available on the SEC's web site (http://www.sec.gov). There is a table of contents for the SAI on the last page of this Prospectus.

May 1, 1999 as revised August 6, 1999

Table of contents

                                     Page
-----------------------------------------
Special terms                          2
-----------------------------------------
Expense tables                         3
-----------------------------------------
Summary                                5
-----------------------------------------
Condensed financial information        7
-----------------------------------------
Investment results                     7
-----------------------------------------
Financial statements                   7
-----------------------------------------
Lincoln National Life Insurance Co.    7
-----------------------------------------
Fixed side of the contract             7
-----------------------------------------
Variable annuity account (VAA)         8
-----------------------------------------
Investments of the VAA                 8
-----------------------------------------
Description of the funds               9
-----------------------------------------
Charges and other deductions          10
-----------------------------------------

                                     Page
-----------------------------------------
The Contracts                         12
-----------------------------------------
Annuity payouts                       16
-----------------------------------------
Federal tax matters                   17
-----------------------------------------
Voting rights                         21
-----------------------------------------
Distribution of the contracts         21
-----------------------------------------
Return privilege                      21
-----------------------------------------
State regulation                      21
-----------------------------------------
Records and reports                   21
-----------------------------------------
Other information                     22
-----------------------------------------
Variable Annuity I
Statement of additional information
Table of contents                     23
-----------------------------------------

Special terms

Account or variable annuity account (VAA) -- The segregated investment ac-count, Account L, into which Lincoln Life sets aside and invests the assets for the variable side of the contract offered in this Prospectus.

Account value -- At a given time before the annuity commencement date, the to-tal value of all accumulation units for a contract plus the value of the fixed side of contract.

Accumulation unit -- A measure used to calculate account value for the vari-able side of the contract.

Annuitant -- The person on whose life the annuity benefit payments are based and made after the annuity commencement date.

Annuity commencement date -- The date on which Lincoln Life makes the first annuity payout to the annuitant.

Annuity payout -- An amount paid at regular intervals after the annuity com-mencement date under one of several options available to the annuitant and/or any other payee. This amount may be paid on a variable or fixed basis, or a combination of both.

Annuity unit -- A measure used to calculate the amount of each annuity payout for the variable side of the contract after an annuity commencement date.

Beneficiary -- The person the participant chooses to receive any death benefit paid if the participant dies before the annuity commencement date.

Contractowner -- The party named on the group annuity contract (for example, an employer, a retirement plan trust, an association, or other entity allowed by law).

Contributions -- Amounts paid into the contract.

Death benefit -- An amount payable to a designated beneficiary if a partici-pant dies before his or her annuity commencement date.

Lincoln Life (we, us our) --  Lincoln National Life Insurance Company.

Participant -- An employee or other person affiliated with the contractowner on whose behalf we maintain an account under the contract.

Participation year -- A period beginning with one participation anniversary and ending the day before the next participation anniversary, except for the first participation year which begins with the participation date.

Plan -- The retirement program that an employer offers to its employees for which a contract is used to accumulate funds.

Subaccount -- The portion of the VAA that reflects investments in accumulation and annuity units of a class of a particular fund available under the con-tracts. There is a separate subaccount which corresponds to each fund.

Valuation date -- Each day the New York Stock Exchange (NYSE) is open for trading.

Valuation period -- The period starting at the close of trading (currently 4:00 p.m. New York time) on each day that the NYSE is open for trading (valua-tion date) and ending at the close of such trading on the next valuation date.

Expense tables

Contractowner transaction expenses:

  The maximum surrender charge (contingent deferred sales charge)
  (as a percentage of the gross withdrawal amount):  5%

The surrender charge percentage is reduced over time. The later the redemption occurs, the lower the surrender charge with respect to that surrender or with-drawal.

Contract fee:

  Annual administration charge (per participant): $25

The annual administration charge may be paid by an employer on behalf of par-ticipants. It is not charged during the annuity period.

We may reduce or waive these charges in certain situations. See Charges and other deductions.

--------------------------------------------------------------------------------
Account L annual expenses for Variable Annuity I subaccounts:
(as a percentage of average account value):

"Standard"
 mortality
 and expense
 risk
 charge*      1.00%
"Breakpoint"
 mortality
 and expense
 risk charge   .75%

Contracts issued with respect to plans meeting specified eligibility require-ments will generally impose a lower "breakpoint" mortality and expense risk charge, as shown above and described in detail under Charges and other deduc-tions.
*Before January 1, 1998, the mortality and expense risk charge was 1.20%.

Annual expenses of the funds for the year ended December 31, 1998:
(as a percentage of each fund's average net assets):

                                            Management 12b-1  Other
                                            fees       fees   Expenses Expenses
-------------------------------------------------------------------------------
 1. American Century - VP Balanced/1/          0.97%   0.00%    0.00%    0.97%
-------------------------------------------------------------------------------
 2. Baron Capital Funds Trust: Baron
  Capital Asset Fund Insurance Shares/2/       1.00    0.25     0.20     1.45
-------------------------------------------------------------------------------
 3. Dreyfus Stock Index Fund                   0.25    0.00     0.01     0.26
-------------------------------------------------------------------------------
 4. Dreyfus VIF: Small Cap Portfolio           0.75    0.00     0.02     0.77
-------------------------------------------------------------------------------
 5. Fidelity VIP - Growth Portfolio
 Initial Class/3/                              0.59    0.00     0.09     0.68
-------------------------------------------------------------------------------
 6. Fidelity VIP - Equity-Income Portfolio
 Initial Class/3/                              0.49    0.00     0.09     0.58
-------------------------------------------------------------------------------
 7. Fidelity VIP II - Asset Manager
 Initial Class/3/                              0.54    0.00     0.10     0.64
-------------------------------------------------------------------------------
 8. Janus Aspen Series: Worldwide Growth
  Portfolio/4/                                 0.65    0.00     0.07     0.72
-------------------------------------------------------------------------------
 9. Lincoln National Aggressive Growth
 Fund                                          0.73    0.00     0.08     0.81
-------------------------------------------------------------------------------
10. Lincoln National Social Awareness Fund     0.34    0.00     0.04     0.38
-------------------------------------------------------------------------------
11. Neuberger Berman AMT: Partners
 Portfolio/5/                                  0.78    0.00     0.06     0.84
-------------------------------------------------------------------------------
12. T. Rowe Price International Series         1.05    0.00     0.00     1.05
-------------------------------------------------------------------------------

/1/American Century Investment Management, Inc. voluntarily waived a portion of its management fee from October 1, 1998 through November 16, 1998. In the ab-sence of the waiver, the average ratio of operating expenses to average net assets would have been 1.48% for the year ended December 31, 1998. The annualized fee schedule for the fund, effective November 17, 1998, is as fol-lows: 1.50% on the first $250 million; 1.20% on the next $250 million; and 1.10% thereafter.
/2/The Adviser is contractually oobligated to reduce its fee to the extent re-quired to limit Baron Capital Asset Fund's total operating expenses to 1.5% for the first $250 million of assets in the Fund, 1.35% for Fund assets over $250 million, and 1.25% for Fund assets over $500 million. Without the ex-pense limitations, total operating expenses for the Fund for the period Octo-ber 1, 1998 through December 31, 1998 would have been 7.62%.
/3/A portion of the brokerage commissions that certain funds pay was used to reduce fund expenses. In addition, certain funds, or FMR on behalf of certain funds, have entered into arrangements with their custodian whereby credits realized as a result of uninvested cash balances were used to reduce custo-dian expenses. Including these reductions, the total operating expenses pre-sented in the table would have been: VIP Equity-Income Portfolio Initial Class 0.57%, VIP Growth Portfolio Initial Class 0.66% and VIP II Asset Man-ager Portfolio Initial Class 0.63%.
/4/All expenses are stated with contractual waivers and fee reductions by Janus
  Capital. Fee reductions for the Worldwide Growth Portfolio reduce the Manage-ment Fee to the level of the corresponding Janus retail fund. Other waivers, if applicable, are first applied against the Management Fee and then against Other Expenses. Janus Capital has agreed to continue the waivers and fee re-ductions until at least the next annual renewal of the advisory agreement. Without these waivers, the total operating expenses for the Portfolio would have been 0.74%.
/5/Neuberger Berman Advisers Management Trust is divided into portfolios
  ("Portfolios") each of which invests all of its net investable assets in a corresponding series ("Series") of Advisers Managers Trust. The figures reportd under "Management Fees" include the aggregate of the administration fees paid by the Portfolio and the management fees paid by its corresponding Series. Similarly, "Other Expenses" includes all other expenses of the Port-folio and its corresponding Series.

Examples
(expenses of the subaccounts and the funds):

If you surrender your contract at the end of the time period shown, you would pay the following expenses on a $1,000 investment, assuming a 5% annual return:

                                                               Standard*
                                                    1 year 3 years 5 years 10 years
-----------------------------------------------------------------------------------
 1. American Century - VP Balanced                   $75    $128    $183     $282
-----------------------------------------------------------------------------------
 2. Baron Capital Funds Trust: Baron Capital Asset
  Fund Insurance Shares                               80     141     205      328
-----------------------------------------------------------------------------------
 3. Dreyfus Stock Index Fund                          69     107     148      208
-----------------------------------------------------------------------------------
 4. Dreyfus VIF: Small Cap Portfolio                  73     122     173      261
-----------------------------------------------------------------------------------
 5. Fidelity VIP - Growth Portfolio Initial Class     73     119     169      252
-----------------------------------------------------------------------------------
 6. Fidelity VIP - Equity Income Portfolio Initial
  Class                                               72     116     164      242
-----------------------------------------------------------------------------------
 7. Fidelity VIP II - Asset Manager Initial Class     72     118     167      248
-----------------------------------------------------------------------------------
 8. Janus Aspen Series: Worldwide Growth Portfolio    73     120     171      256
-----------------------------------------------------------------------------------
 9. Lincoln National Aggressive Growth Fund           74     123     175      266
-----------------------------------------------------------------------------------
10. Lincoln National Social Awareness Fund            70     111     154      221
-----------------------------------------------------------------------------------
11. Neuberger Berman AMT: Partners Portfolio          74     124     177      269
-----------------------------------------------------------------------------------
12. T. Rowe Price International Series                76     130     187      290
-----------------------------------------------------------------------------------

If you do not surrender your contract, you would pay the following expenses on a $1,000 investment, assuming a 5% annual return:

                                                               Standard*
                                                    1 year 3 years 5 years 10 years
-----------------------------------------------------------------------------------
 1. American Century - VP Balanced                   $24     $73    $126     $269
-----------------------------------------------------------------------------------
 2. Baron Capital Funds Trust: Baron Capital Asset
  Fund Insurance Shares                               29      88     149      316
-----------------------------------------------------------------------------------
 3. Dreyfus Stock Index Fund                          17      52      89      194
-----------------------------------------------------------------------------------
 4. Dreyfus VIF: Small Cap Portfolio                  22      67     115      248
-----------------------------------------------------------------------------------
 5. Fidelity VIP - Growth Portfolio Initial Class     21      65     111      239
-----------------------------------------------------------------------------------
 6. Fidelity VIP - Equity Income Portfolio Initial
  Class                                               20      62     106      228
-----------------------------------------------------------------------------------
 7. Fidelity VIP II - Asset Manager Initial Class     20      63     109      235
-----------------------------------------------------------------------------------
 8. Janus Aspen Series: Worldwide Growth Portfolio    21      66     113      243
-----------------------------------------------------------------------------------
 9. Lincoln National Aggressive Growth Fund           22      69     117      252
-----------------------------------------------------------------------------------
10. Lincoln National Social Awareness Fund            18      55      95      207
-----------------------------------------------------------------------------------
11. Neuberger Berman AMT: Partners Portfolio          23      69     119      255
-----------------------------------------------------------------------------------
12. T. Rowe Price International Series                25      76     130      277
-----------------------------------------------------------------------------------

We provide these examples to show the direct and indirect costs and expenses of the contract.

For more information, see Charges and other deductions in this Prospectus, and in the Prospectuses for the funds. Premium taxes may also apply, although they do not appear in the examples. These examples should not be considered a repre-sentation of past or future expenses. Actual expenses may be more or less than those shown.

* Examples shown may be less for plans qualifying for "breakpoint" mortality and expense risk charge.

Summary

What kind of contract is this? It is a group variable annuity contract between the contractowner and Lincoln Life. It may provide for a fixed annuity and/or a variable annuity. This Prospectus describes the variable side of the con-tract. See The Contracts.

What is the variable annuity account (VAA)? It is a separate account we estab-lished under Indiana insurance law, and registered with the SEC as a unit in-vestment trust. VAA assets are allocated to one or more subaccounts, according to your investment choices. VAA assets are not chargeable with liabilities arising out of any other business which Lincoln Life may conduct. See the Variable annuity account.

What are the contract's investment choices? Based on instructions, the VAA ap-plies contributions to buy fund shares in one or more of the investment funds of the subaccounts: American Century Variable Portfolios, Inc.: VP Balanced; Baron Capital Funds Trust: Baron Capital Asset Funds; Dreyfus Stock Index Fund; Dreyfus Variable Investment Fund: Small Cap Portfolio; Fidelity Variable Insurance Products Fund: Growth Portfolio; Fidelity Variable Insurance Prod-ucts Fund: Equity-Income Portfolio; Fidelity Variable Insurance Products Fund
II: Asset Manager Portfolio; Janus Aspen Series: Worldwide Growth Portfolio; Lincoln National Aggressive Growth Fund, Inc.; Lincoln National Social Aware-ness Fund, Inc.; Neuberger Berman Advisers Management Trust: Partners Portfo-lio; and T. Rowe Price International Series, Inc. In turn, each fund holds a portfolio of securities consistent with its investment policy. On August 6, 1999 we (i) closed the Growth II Account and replaced the VP Capital Apprecia-tion with the Lincoln National Aggressive Growth Fund and (ii) closed the So-cially Responsible Account and replaced the Calvert Social Balanced Portfolio with the Lincoln National Social Awareness Fund. See the Variable annuity ac-count and the Funds for a description of the subaccounts.

Who invests contributions? American Century Investment Management, Inc. is the investment advisor of American Century VP Balanced; BAMCO, Inc. is advisor to the Baron fund. The investment advisor of the Dreyfus funds is The Dreyfus Corporation, New York, NY. The investment advisor of the Fidelity funds is Fi-delity Management & Research Company, Boston, MA. Janus Capital Corporation is the advisor to the Janus fund. Lincoln Investments, Inc. is the investment ad-visor of the Lincoln funds; Neuberger Berman Management Incorporated is the investment advisor to the Neuberger Berman fund. Putnam Investments is sub-ad-visor to the Lincoln National Aggressive Growth Fund and Vantage Investment Advisors is sub-advisor to the Lincoln National Social Awareness Fund. Rowe Price-Fleming International, Inc. is investment advisor of the T. Rowe Price International Series. See Description of the funds.

How does the contract work? If we approve the application, we will send the contractowner a contract. When participants make contributions, they buy accu-mulation units. If the participant decides to purchase retirement income pay-ments, we convert accumulation units to annuity units. Retirement income pay-ments will be based on the number of annuity units received and the value of each annuity unit on payout days. See The Contracts.

What are the charges under the contract? If participants withdraw account val-ue, a surrender charge applies of from 0% to 5%, depending upon how many par-ticipation years the participant has been in the contract. We may reduce or waive surrender charges in certain situations. See Surrender charges.

We charge an annual administration charge of $25 per participant account.

We will deduct any applicable premium tax from contributions or account value at the time the tax is incurred or at another time we choose.

We apply an annual charge totaling 1.00% "standard", or .75% "breakpoint", to the daily net asset value of the VAA. See Charges and other deductions.

We may charge additional fees to set up a participant loan or establish a sys-tematic withdrawal option. We may waive these charges in certain situations.

The funds' investment management fees, 12b-1 fees, expenses and expense limi-tations, if applicable, are more fully described in the Prospectuses for the funds.

What contributions are necessary, and how often? Contributions by or on behalf of participants may be in any amount unless the contractowner or the plan has a minimum amount. See The Contracts -- contributions.

How will annuity payouts be calculated? If a participant decides to annuitize, they select an annuity option and start receiving retirement income payments from the contract as a fixed option or variable option or a combination of both. See Annuity payout options. Remember that participants in the VAA bene-fit from any gain, and take a risk of any loss, in the value of the securities in the funds' portfolios.

What happens if a participant dies before he or she annuitizes? The benefi-ciary has options as to how any death benefit is paid. See Death benefits and annuity period.

May participants transfer account value between sub-accounts, and between the VAA and the fixed account? Before the annuity commencement date, yes, subject to the terms of the contract and the plan. See the Fixed account and The Con-tracts -- Transfers between subaccounts on or before the annuity commencement date.

May a participant withdraw account value? Yes, during the accumulation period, subject to contract requirements and to the restrictions of any plan. See Sur-renders and withdrawals. The contractowner must also approve participant with-drawals under Section 401(a) plans, plans subject to Title I of ERISA. Certain charges may apply. See Charges and other deductions. A portion of withdrawal proceeds may be taxable. In addition, a 10% Internal Revenue Service (IRS) tax penalty may apply to distributions before age 59 1/2. A withdrawal also may be subject to 20% withholding. See Federal tax matters.

Do participants get a free look at their certificates? A participant under a
Section 403(b) or 408 plan and certain non-qualified plans can cancel the ac-tive life certificate within ten days (in some states longer) of the date the participant receives the certificate. The participant needs to give notice to our servicing office. We will refund the participant's contributions less with-drawals, or for the variable side of the contract if greater, the participant's account balance on the day we receive the written notice. See Return privilege.

Condensed financial
information

The financial data included below should be read along with the financial statements of the VAA and the related data included in the SAI.

Accumulation unit values
(For an accumulation unit outstanding throughout the period)

                                                           1996    1997   1998
-------------------------------------------------------------------------------
Asset Manager Account*
 . Beginning of period unit value......................... $16.309 17.267 20.583
 . End of period unit value............................... $17.267 20.583 23.445
 . End of period number of units (000's omitted)..........      25  4,471  4,638
-------------------------------------------------------------------------------
Balanced Account*
 . Beginning of period unit value......................... $15.698 16.213 18.550
 . End of period unit value............................... $16.213 18.550 21.263
 . End of period number of units (000's omitted)..........       2  1,267  1,269
-------------------------------------------------------------------------------
Equity-Income Account*
 . Beginning of period unit value......................... $14.763 15.790 19.985
 . End of period unit value............................... $15.790 19.985 22.087
 . End of period number of units (000's omitted)..........      10  3,608  4,155
-------------------------------------------------------------------------------
Global Growth Account**
 . Beginning of period unit value.........................                10.000
 . End of period unit value...............................                12.520
 . End of period number of units (000's omitted)..........                    75
-------------------------------------------------------------------------------
Growth I Account*
 . Beginning of period unit value......................... $22.793 23.220 28.328
 . End of period unit value............................... $23.220 28.328 39.122
 . End of period number of units (000's omitted)..........       8  4,982  5,291
-------------------------------------------------------------------------------
Growth II Account*+
 . Beginning of period unit value......................... $16.202 14.713 14.063
 . End of period unit value............................... $14.713 14.063 13.623
 . End of period number of units (000's omitted)..........       1  1,713  1,527
-------------------------------------------------------------------------------
Index Account*
 . Beginning of period unit value......................... $21.013 22.705 29.827
 . End of period unit value............................... $22.705 29.827 37.861
 . End of period number of units (000's omitted)..........       3  3,317  3,913
-------------------------------------------------------------------------------
International Stock Account*
 . Beginning of period unit value ........................ $11.687 12.276 12.503
 . End of period unit value............................... $12.276 12.503 14.342
 . End of period number of units (000's omitted)..........       5  1,837  2,049
-------------------------------------------------------------------------------
Mid Cap Growth I Account**
 . Beginning of period unit value.........................                10.000
 . End of period unit value...............................                12.454
 . End of period number of units (000's omitted)..........                    19
-------------------------------------------------------------------------------
Mid Cap Value Account**
 . Beginning of period unit value.........................                10.000
 . End of period unit value...............................                11.861
 . End of period number of units (000's omitted)..........                    27
-------------------------------------------------------------------------------
Small Cap Account*
 . Beginning of period unit value......................... $14.854 15.286 17.632
 . End of period unit value .............................. $15.286 17.632 16.856
 . End of period number of units (000's omitted)..........      12  3,524  3,954
-------------------------------------------------------------------------------

                                                        1996*   1997   1998
--------------------------------------------------------------------------------
Small Cap Growth Account**
 . Beginning of period unit value......................                10.000
 . End of period unit value ...........................                13.218
 . End of period number of units (000's omitted).......                    27
--------------------------------------------------------------------------------
Social Awareness Account**
 . Beginning of period unit value......................                10.000
 . End of period unit value ...........................                12.791
 . End of period number of units (000's omitted).......                    33
--------------------------------------------------------------------------------
Socially Responsible Account*+
 . Beginning of period unit value...................... $13.799 14.222 16.873
 . End of period unit value............................ $14.222 16.873 19.423
 . End of period number of units (000's omitted).......       9    469    610
--------------------------------------------------------------------------------
Pending Allocation Account*
 . Beginning of period unit value...................... $11.123 11.277 11.894
 . End of period unit value............................ $11.277 11.894 12.544
 . End of period number of units (000's omitted).......       1     30     17
--------------------------------------------------------------------------------

  * The Sub-Account commenced operations on September 26, 1996.
 ** The Sub-Account commenced operations on October 1, 1998.

  + The Sub-Account indicated was closed on August 6, 1999.

Investment results

At times, the VAA may compare its investment results to various unmanaged indi-ces or other variable annuities in reports to shareholders, sales literature and advertisements. The results will be calculated on a total return basis for various periods, with or without surrender charges. Results calculated without surrender charges will be higher. Total returns include the reinvestment of all distributions, which are reflected in changes in unit value. See the SAI for further information.

Financial statements

The financial statements for the VAA and Lincoln Life are located in the SAI. For a free copy of the SAI, complete and mail the enclosed card, or call 1-800-341-0441.

Lincoln National Life Insurance Co.

Lincoln Life was founded in 1905 and is organized under Indiana law. We are one of the largest stock life insurance companies in the United States. We are owned by Lincoln National Corp. (LNC) which is also organized under Indiana law. LNC's primary businesses are insurance and financial services.

Fixed side of the contract

Contributions allocated to the fixed account become part of Lincoln Life's gen-eral account, and do not participate in the investment experience of the VAA. The general account is subject to regulation and supervision by the Indiana In-surance Department as well as the insurance laws and regulations of the jurisdictions in which the contracts are distrib-uted.

In reliance on certain exemptions, exclusions and rules, Lincoln Life has not registered interests in the general account as a security under the Securities Act of 1933 and has not registered the general account as an investment com-pany under the 1940 Act. Accordingly, neither the general account nor any in-terests in it are subject to regulation under the 1933 Act or the 1940 Act. Lincoln Life has been advised that the staff of the SEC has not made a review of the disclosures which are included in this Prospectus which relate to our general account and to the fixed side of the contract. These disclosures, how-ever, may be subject to certain provisions of the federal securities laws re-lating to the accuracy and completeness of statements made in the Prospectus. This Prospectus is generally intended to serve as a disclosure document only for aspects of the contract involving the VAA, and therefore contains only se-lected information regarding the fixed side of the contract. Complete details regarding the fixed side of the contract can be found in the contract.

Contributions allocated to the fixed account are guaranteed to be credited with a minimum interest rate, specified in the contract, of at least 3.0%. A contribution allocated to the fixed side of the contract is credited with in-terest beginning on the next calendar day following the date of receipt if all participant data is complete. Lincoln Life may vary the way in which it cred-its interest to the fixed side of the contract from time to time.

ANY INTEREST IN EXCESS OF 3.0% WILL BE DECLARED IN ADVANCE IN LINCOLN LIFE'S SOLE DISCRETION. PARTICIPANTS BEAR THE RISK THAT NO INTEREST IN EXCESS OF 3.0% WILL BE DECLARED.

If a participant's plan permits loans, then during the participant's accumula-tion period, the participant may apply for a loan by completing a loan appli-cation that we provide. The participant's account balance in the Fixed account secures the loan. Loans are subject to restrictions imposed by the IRC, Title I of the Employee Retirement Income Security Act of 1974 (ERISA), and the par-ticipant's plan. For plans subject to Title I of ERISA, the initial amount of a participant loan cannot exceed the lesser of 50% of the participant's vested account balance in the fixed account or $50,000 and must be at least $1,000. For plans not subject to Title I of ERISA, a participant may borrow up to $10,000 of his or her vested account balance. A participant may have only one loan outstanding at a time and may not take more than one loan in any six-month period. Amounts serving as collateral for the loan are not subject to the minimum interest rate under the contract and will accrue interest at a rate below the loan interest rate provided in the contract. Under certain con-tracts, a fee of up to $50 may be charged for a loan. More information about loans and loan interest rates is in the contract, the active life certifi-cates, the annuity loan agreement and is available from us.

Variable annuity account (VAA)

On April 29, 1996, the VAA was established as an insurance company separate account under Indiana law. It is registered with the SEC as a unit investment trust under the provisions of the 1940 Act. The SEC does not supervise the VAA or Lincoln Life. The VAA is a segregated investment account, meaning that its assets may not be charged with liabilities resulting from any other business that we may conduct. Income, gains and losses, whether realized or not, from assets allocated to the VAA are, in accordance with the applicable annuity contracts, credited to or charged against the VAA. They are credited or charged without regard to any other income, gains or losses of Lincoln Life. The VAA satisfies the definition of a separate account under the federal secu-rities laws. We do not guarantee the investment performance of the VAA. Any investment gain or loss depends on the investment performance of the funds. You assume the full investment risk for all amounts placed in the VAA.

The VAA is used to support other annuity contracts offered by Lincoln Life in addition to the contracts described in this Prospectus. The other annuity con-tracts supported by the VAA invest in the same funds as the contracts de-scribed in this Prospectus. These other annuity contracts may have different charges that could affect the performance of the subaccount.

Investments of the VAA

The contractowner decides which of the subaccounts available under the con-tract will be available for participant allocations. There is a separate subaccount which corresponds to each fund. Participant allocations may be changed without penalty or charges. Shares of the funds will be sold at net asset value with no initial sales charge to the VAA in order to fund the con-tracts. The funds are required to redeem fund shares at net asset value on our request. We reserve the right to add, delete, or substitute funds.

Each fund, described below, is an investment vehicle for insurance company separate accounts. Certain funds offered as part of this contract have similar investment objectives and policies to other portfolios managed by the fund's advisor. The investment results of the funds, however, may be higher or lower than the results of other portfolios that are managed by the advisor. There can be no assurance, and no representation is made, that the investment re-sults of any of the funds will be comparable to the investment results of any other portfolio managed by the advisor.
8

Description of the funds

Following are brief summaries of the investment objectives and policies of the funds, and a description of their managers. Each fund is subject to certain in-vestment policies and restrictions which may not be changed without a majority vote of shareholders of that fund. More detailed information can be obtained from the current Prospectus for the funds. There is no assurance that any of the funds will achieve its stated objective.

1. American Century Variable Portfolios, Inc.--American Century VP Balanced seeks capital growth and current income. Its investment team intends to maintain approximately 60% of the portfolio's assets in common stocks that are considered by its manager to have better than average prospects for ap-preciation and the balance in bonds and other fixed income securities. Amer-ican Century Investment Management, Inc. is the investment manager of this portfolio.

2. Baron Capital Funds Trust, Baron Capital Asset Fund seeks capital apprecia-tion through investments in securities of small sized companies with market capitalizations of $100 million to $1.5 billion with undervalued assets or favorable growth prospects. BAMCO, Inc. serves as the Fund's investment ad-visor.

3. Dreyfus Stock Index Fund is a non-diversified index fund that seeks to pro-vide investment results that correspond to the price and yield performance of publicly traded common stocks in the aggregate, as represented by the Standard & Poor's 500 Composite Stock Price Index. The Fund is neither spon-sored by nor affiliated with Standard & Poor's Corporation. The Dreyfus Cor-poration acts as the Fund manager and Mellon Equity Associates, an affiliate of Dreyfus located at 500 Grant Street, Pittsburgh, Pennsylvania 15258, is the Fund index manager.

4. Dreyfus Variable Investment Fund--Small Cap Portfolio seeks to maximize cap-ital appreciation investing primarily in common stocks of domestic and for-eign issuers. The Small Cap Portfolio seeks out companies that have the po-tential for significant growth. Under normal market conditions, the Port-folio will invest at least 65% of its total assets in companies with market capitalization of less than $1.5 billion, at the time of purchase. The Port-folio manager seeks companies believed to be characterized by new or innova-tive products or services which should enhance prospects for growth in fu-ture earnings. The Portfolio may also invest in special situations such as corporate restructurings, mergers or acquisitions. The Dreyfus Corporation serves as the Portfolio's investment adviser.

5. Fidelity Variable Insurance Products Fund (VIP)--Growth Portfolio seeks long-term capital appreciation. The Portfolio normally purchases common stocks. Fidelity Management & Research Company ("FMR") is the manager of this portfolio.

6. Fidelity Variable Insurance Products Fund (VIP)-- Equity-Income Portfolio seeks reasonable income by investing primarily in income-producing equity securities with some potential for capital appreciation, seeking a yield that exceeds the composite yield on the securities comprising the Standard and Poor's 500 Index (S&P 500). FMR is the investment manager of this port-folio.

7. Fidelity Variable Insurance Products Fund II (VIP II)--Asset Manager Portfo-lio seeks high total return with reduced risk over the long term by allocat-ing its assets among domestic and foreign stocks, bonds and short-term money market instruments. FMR is the investment manager of this portfolio.

8. Janus Aspen Series--Worldwide Growth Portfolio seeks long-term growth of capital in a manner consistent with the preservation of capital by investing primarily in common stocks of foreign and domestic issuers. The Fund has flexibility to invest on a worldwide basis in companies and other organiza-tions of any size, regardless of country of organization or place of princi-pal business activity. The Fund normally invests in issuers from at least five different countries, including the United States, but may at times in-vest in fewer than five countries or even a single country. Janus Capital Corporation serves as the Fund's investment advisor.

9. Lincoln National Aggressive Growth Fund, Inc. seeks to maximize capital ap-preciation by investing in a diversified portfolio of equity securities of small and medium-sized companies which have a dominant position within their respective industries, are undervalued or have a potential for growth in earnings. the fund invests in companies with market capitalizations of be-tween $250 million and $5 billion at the time of purchase. Lincoln Invest-ment is the fund's investment advisor, and Putnam Investments is the fund's investment sub-advisor.

10. Lincoln National Social Awareness Fund, Inc. seeks long-term capital appre-ciation by investing primarily in a portfolio of common stock and securi-ties convertible into common stock, which adhere to certain specific social criteria. Lincoln Investment Management, Inc. (Lincoln Investment) is the fund's investment advisor and Vantage Investment Advisors is the fund's in-vestment sub-advisor.

11. Neuberger Berman Advisers Management Trust Partners Portfolio seeks capital growth by investing mainly in common stocks mid- to large-capitalization established companies. Neuberger Berman Management Incorporated serves as the Fund's investment advisor. Neuberger Berman, LLC serves as the Fund's investment sub-advisor.

12. T. Rowe Price International Series, Inc.--T. Rowe Price International Stock Portfolio seeks long-term growth of capital through investments pri-marily in common stocks of established, non-U.S. companies. Rowe Price-Fleming International, Inc. is the investment manager of this portfolio.

Fidelity VIP--Money Market Portfolio seeks to obtain as high a level of cur-rent income as is consistent with preserving capital and providing liquidity. For more information about the Portfolio, into which initial contributions are invested pending Lincoln Life's receipt of a complete order. See The con-tracts.

On August 6, 1999 we (i) closed the Growth II Account and replaced the VP Cap-ital Appreciation with the Lincoln National Aggressive Growth Fund and (ii) closed the Socially Responsible Account and replaced the Calvert Social Bal-anced Portfolio with the Lincoln National Social Awareness Fund.

Some advisors (or their affiliate) may pay compensation to Lincoln Life (or an affiliate) for administration, distribution, or other expenses. Currently, these advisors include American Century, BAMCO, FRM, Janus, and Neuberger Berman. The amount of compensation is usually based on assets of the Portfolio from contracts that we issue or administer, and some advisors may pay us more than others.

Sale of shares by the funds
We will purchase shares of the funds at net asset value and direct them to the appropriate subaccounts of the VAA. We will redeem shares of the appropriate funds to pay annuity payouts, death benefits, surrender/withdrawal proceeds or for other purposes described in the contract. If a participant wants to trans-fer all or part of his or her account balance from one subaccount to another, we redeem shares held in the first and purchase shares of the other. The shares are retired, but they may be reissued later.

Shares of the funds are not sold directly to the general public. They are sold to Lincoln Life and may be sold to other insurance companies for investment of assets of the subaccounts established by those insurance companies to fund variable annuity and variable life insurance contracts.

When a fund sells shares both to variable annuity and to variable life insur-ance separate accounts, it is engaging in mixed funding. When a fund sells shares to separate accounts of unaffiliated life insurance companies, it is engaging in shared funding.

The funds may engage in mixed and shared funding. Due to differences in re-demption rates or tax treatment, or other considerations, the interests of various contractowners participating in a fund could conflict. The funds' Di-rectors or Trustees will monitor for the existence of any material conflicts, and determine what action, if any, should be taken. See the Prospectuses for the funds.

Reinvestment of dividends and capital gain distributions
All dividend and capital gain distributions of the funds are automatically re-invested in shares of the distributing funds at their net asset value on the date of distribution. Dividends are not paid out to contractowners as addi-tional units, but are reflected as changes in unit values.

Addition, deletion or substitution of investments
We reserve the right, within the law, to make additions, deletions and substi-tutions for the funds in which the VAA participates. (We may substitute shares of other funds for shares already purchased, or to be purchased in the future, under the contract. This substitution might occur if shares of a fund should no longer be available, or if investment in any fund's shares should become inappropriate, in the judgment of our management, for the purposes of the con-tract.) We cannot substitute shares without approval by the SEC. We will also notify contractowners and participants.

Charges and other deductions

We will deduct the charges described below to cover our costs and expenses, services provided, and risks assumed under the contracts. We will incur cer-tain costs and expenses for distribution and administration of the contracts and for providing the benefits payable thereunder. More particularly, our ad-ministrative services include: processing applications and enrollment forms and issuing the contracts and active life certificates, processing purchases and redemptions of fund shares as required, maintaining records, administering payout annuity options, furnishing accounting and valuation services (includ-ing the calculation and monitoring of daily subaccount values), reconciling and depositing cash receipts, providing contract confirmations, providing toll-free inquiry services and furnishing telephone fund transfer services. The risks we assume include: the risk that annuitants receiving annuity payouts under the contract will live longer than we assumed when we calculated our guaranteed rates (these rates cannot be changed); the risk that death ben-efits paid will exceed actual participant account balances (less outstanding loans); the risk that more participants than expected will qualify for waiver of the surrender charge; and the risk that our costs in providing the services will exceed our revenues from contract charges which we cannot change. The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the description of the charge. For example, the surrender charge (contingent deferred sales charge) collected may not fully cover all of the sales and distribution expenses actually in-curred by us.

Deductions from the VAA for Variable Annuity I
We deduct from the VAA an amount, computed daily, which is equal to a maximum annual rate of 1.00% or .75% of the daily net asset value (1.20% of the daily net asset value before January 1, 1998). The charge is a mortality and expense risk charge. It is assessed during the accumulation period and during the annu-ity period, even though during the annuity period, we bear no mortality risk on annuity options that do not have life contingencies.

Contracts eligible for the lower, or "breakpoint", mortality and expense risk charge are those contracts which, either at issue or after issue and at the end of a calendar quarter, satisfy eligibility criteria anticipated to result in lower issue and administrative costs for us over time. Such criteria include, for example, expected size of account value and contributions, administrative simplicity, and/or limited competition. For cases not eligible for the lower mortality and risk expense charge at issue, the lower charge will be imple-mented on the calendar quarter-end valuation date following the end of the cal-endar quarter in which the contract becomes eligible for the lower charge. We periodically modify the criteria for eligibility. Modifications will not be un-fairly discriminatory against any person, including participants under other contracts issued through the VAA. Contact your agent for our current eligibil-ity criteria.

Annual administration charge
During the accumulation period, we currently deduct $25 (or the balance of the participant's account, if less) per year from each participant's account bal-ance on the last business day of the month in which a participant anniversary occurs. We also deduct the charge from a participant's account balance if the participant's account is totally withdrawn. The charge may be increased or de-creased.

Surrender charge
A surrender charge applies (except as described below) to total or partial withdrawals of a participant's account balance during the accumulation period and prior to the 11th participation year, as follows:

During Participation Year                                     Surrender Charge
-------------------------                                     ----------------
      1-6                                                           5%
      7                                                             4%
      8                                                             3%
      9                                                             2%
      10                                                            1%
      11 and later                                                  0%

The surrender charge is imposed on the gross withdrawal amount, and is deducted from the subaccounts and the fixed account in proportion to the amount with-drawn from each. We do not impose a surrender charge on death benefits, or on account balances converted to a payout annuity option. For any participant, the surrender charge will never exceed 8.5% of the cumulative contributions to the participant's account.

We will not impose a surrender charge on a withdrawal if we receive with the withdrawal request reasonable proof that (i) the participant has attained age 59 1/2; (ii) the participant has died; (iii) the participant has incurred a disability as defined under the contract; or (iv) the participant is separated from service from their employer. At the contractowner's option, the contract may waive the surrender charge if the participant is experiencing financial hardship. A contractowner may also choose to add the requirement that a partic-ipant be 55 years of age in addition to being separated from service from their employer in order for the contract to waive the surrender charge. A contractowner may also elect a contract provision that permits participants to make a withdrawal once each contract year of up to 20% of the participant's ac-count balance without a surrender charge. If the contractowner makes these elections, then we may adjust the interest crediting rate under the fixed ac-count of that contract.

We impose the surrender charge to compensate us for the loss we experience on our distribution costs when a participant withdraws account value before dis-tribution costs have been recovered. We may also recover distribution costs from other contract charges, including the mortality and expense risk charge.

Deductions for premium taxes
Any premium tax or other tax levied by any governmental entity as a result of the existence of the contracts or the VAA will be deducted from account value when incurred, or at another time of our choosing.

The applicable premium tax rates that states and other governmental entities impose on the purchase of an annuity are subject to change by legislation, by administrative interpretation or by judicial action. The tax ranges from 0.5% to 4.0%.

Other charges and deductions
There are deductions from and expenses paid out of the assets of the under-lying funds that are more fully described in the Prospectuses for the funds.

We impose a $50 fee to establish a participant loan from the fixed account, and loans are subject to loan interest charges. In addition, we impose a $30 fee to set up a systematic withdrawal option for a participant.

Additional information
The annual administration charge and surrender charge described previously may be reduced or eliminated under a particular contract. However, these charges will be reduced only to the extent that we anticipate lower distribution and/or administrative expenses, or that we perform fewer sales or administra-tive services than those originally contemplated in establishing the levels of those charges. Lower distribution and/or administrative expenses may be the result of economies associated with (i) the size of a particular group; (ii) an existing relationship with the contractowner or employer; (iii) the use of mass enrollment procedures; (iv) the performance of administrative or sales functions by the employer; or (v) the use by an employer of automated tech-niques in submitting contributions or information relating to contributions on behalf of its employees. In addition, an employer may pay the annual adminis-tration charge on behalf of participants under a contract, or by election im-pose this charge only on participants with account balances in the VAA.

The Contracts

Purchase of the contracts
We designed the contracts for employers and other entities to enable partici-pants and employers to accumulate funds for retirement programs meeting the requirements of the following Sections of the Internal Revenue Code of 1986, as amended (tax code): 401(a), 403(b), 408 and other related sections, as well as for programs offering non-qualified annuities. An employer, association or trustee in some circumstances may apply for a contract by completing an appli-cation and returning it to us. If we accept the application, the contractowner or an affiliated employer can forward contributions on behalf of employees who then become participants under the contracts. For plans that have allocated rights to the participant, we will issue to each participant a separate active life certificate that describes the basic provisions of the contract to each participant.

Contributions
Contractowners generally forward contributions to us for investment. Depending on the plan, the contributions may consist of salary reduction contributions, employer contributions or post-tax contributions.

Contributions may accumulate on either a guaranteed or variable basis selected from those subaccounts available by the contractowner.

Contributions by participants may be in any amount unless there is a minimum amount set by the contractowner or plan. A contract may require the contractowner to contribute a minimum annual amount on behalf of all partici-pants. Annual contributions under qualified plans may be subject to maximum limits imposed by the tax code. Annual contributions under non-qualified plans may be limited by the terms of the contract. In the Statement of Additional Information see "Tax Law Considerations" for a discussion of these limits.

Subject to any restrictions imposed by the plan or the tax code, we will ac-cept transfers from other contracts and qualified rollover contributions.

Section 830.205 of the Texas Education Code provides that employer or state contributions (other than salary reduction contributions) on behalf of partic-ipants in the Texas Optional Retirement Program ("ORP") vest after one year of participation in the program. We will return employer contributions to the contractowner for those employees who terminate employment in all Texas insti-tutions of higher education before becoming vested. During this first partici-pation year in the ORP, ORP Participants may only direct employer and state contributions to the fixed account.

Contributions must be in U.S. funds, and all withdrawals and distributions un-der the contract will be in U.S. funds. If a bank or other financial institu-tion does not honor the check or other payment method used for a contribution, we will treat the contribution as invalid. All allocation and subsequent transfers resulting from the invalid contributions will be reversed and the party responsible for the invalid contribution must reimburse us for any losses or expenses resulting from the invalid contribution.

Initial contributions
When we receive a completed enrollment form and all other information neces-sary for processing a contribution, we will price the initial contribution for a participant to his or her account no later than two business days after we receive the contribution.

If we receive contributions without a properly complete enrollment form, we will notify the contractowner and deposit the contributions to the pending al-location account. Within two business days of receipt of a properly completed enrollment form, we will transfer the participant's account balance in the pending allocation account in accordance with the allocation percentages elected on the enrollment form. We will allocate all future contributions in accordance with these percentages until the participant notifies us of a change. If we do not receive a properly completed enrollment form after we send three monthly notices, then we will refund the participant's account balance in the pending allocation account within 105 days of the date of the initial contribution. The pending allocation account invests in Fidelity VIP--Money Market Portfolio, which is not available as an investment option under the contract. We do not impose the mortality and ex-pense risk charges or the annual administration charge on the pending alloca-tion account. We begin imposing these charges when we receive a properly com-pleted enrollment form. The participant's participation date will be the date we deposited the participant's contribution into the pending allocation ac-count.

Valuation date
Accumulation units and annuity units will be valued once daily at the close of trading (currently 4:00 p.m., New York time) on each day the New York Stock Exchange is open (valuation date). On any date other than a valuation date, the accumulation unit value and the annuity unit value will not change.

Allocation of contributions
The contractowner forwards contributions to us, specifying the amount being contributed on behalf of each participant and allocation information in accor-dance with our procedures. Contributions are placed into the VAA's subaccounts, each of which invests in shares of a fund, and/or the fixed account, according to written participant instructions and subject to the plan. The contribution allocation percentage to the subaccounts or the fixed account can be in any whole percent. A participant may allocate contributions to a maximum of ten subaccounts, or to a maximum of nine subaccounts and the fixed account.

Upon allocation to the appropriate subaccount, contributions are converted to accumulation units. The number of accumulation units credited is determined by dividing the amount allocated to each subaccount by the value of an accumula-tion unit for that subaccount on the valuation date on which the contribution is received by us if received before 4:00 p.m., New York time. If the contri-bution is received at or after 4:00 p.m., New York time, we will use the accu-mulation unit value computed on the next valuation date. The number of accumu-lation units determined in this way is not changed by any subsequent change in the value of an accumulation unit. However, the dollar value of an accumula-tion unit will vary depending not only upon how well the underlying fund's in-vestments perform, but also upon the expenses of the VAA and the underlying funds.

Subject to the terms of the plan, a participant may change the allocation of contributions by notifying us in writing or by telephone in accordance with our published procedures. The change is effective for all contributions re-ceived concurrently with the allocation change form and for all future contri-butions, unless the participant specifies a later date. Changes in the alloca-tion of future contributions have no effect on amounts a participant may have already contributed. Such amounts, however, may be transferred between subaccounts and the fixed account pursuant to the requirements described in "Transfers on or before the annuity commencement date." Allocations of em-ployer contributions may be restricted by the applicable plan.

Valuation of accumulation units
Contributions allocated to the VAA are converted into accumulation units. This is done by dividing each contribution by the value of an accumulation unit for the valuation period during which the contribution is allocated to the VAA. The accumulation unit value for each subaccount was or will be established at the inception of the subaccount. It may increase or decrease from valuation period to valuation period. The accumulation unit value for a subaccount for a later valuation period is determined as follows:

(1) The total value of the fund shares held in the subaccount is calculated by multiplying the number of fund shares owned by the subaccount at the be-ginning of the valuation period by the net asset value per share of the fund at end of the valuation period, and adding any dividend or other dis-tribution of the fund if an ex-dividend date occurs during the valuation period; minus

(2) The liabilities of the subaccount at the end of the valuation period; these liabilities include daily charges imposed on the subaccount, and may include a charge or credit with respect to any taxes paid or reserved for by us that we determine result from the operations of the VAA; and

(3) The result of (2) is divided by the number of subaccount units outstanding at the beginning of the valuation period.

The daily charges imposed on a subaccount for any valuation period are equal to the mortality and expense risk charge multiplied by the number of calendar days in the valuation period.

Transfers on or before the annuity commencement date
Subject to the terms of a plan, a participant may transfer all or a portion of the participant's account balance from one subaccount to another, and between the VAA and the fixed account.

A transfer from a subaccount involves the surrender of accumulation units in that subaccount, and a transfer to a subaccount involves the purchase of accu-mulation units in the that subaccount. Subaccount transfers will be done using accumulation unit values determined at the end of the valuation date on which we receive the transfer request. There is no charge for a transfer. We do not require any minimum transfer amount, and do not limit the number of transfers.

A transfer may be made by writing to us or, if a Telephone Exchange Authoriza-tion form (available from us) is on file with us, by a toll-free telephone call. In order to prevent unauthorized or fraudulent telephone transfers, we may require the caller to provide certain identifying information before we will act upon their instructions. We may also assign the participant a Personal Identification Number (PIN) to serve as identification. We will not be liable for following telephone instructions we reasonably believe are genuine. Tele-phone requests may be recorded and written confirmation of all transfer re-quests will be mailed to the participant on the next valuation date. If the participant or contractowner determines that a transfer was made in error, the contractowner or participant must notify us within 30 days of the confirmation date. Telephone transfers will be processed on the valuation date that they are received when they are received by us before 4:00 p.m. New York time.

When thinking about a transfer of account value, the participant should con-sider the inherent risk involved. Frequent transfers based on short-term expec-tations may increase the risk that a transfer will be made at an inopportune time.

Transfers after the annuity commencement date
We do not permit transfers of a participant's account balance after the annuity commencement date.

Death benefit before the annuity commencement date
The payment of death benefits is governed by the applicable plan and the tax code. The participant may designate a beneficiary during the participant's lifetime and change the beneficiary by filing a written request with us. Each change of beneficiary revokes any previous designation.

If the participant dies before the annuity commencement date, the death benefit paid to the participant's designated beneficiary will be the greater of: (1) the net contributions; or (2) the participant's account balance less any out-standing loan (including principal and due and accrued interest), provided that, if we are not notified of the participant's death within six months of such death, we pay the beneficiary the amount in (2).

We determine the value of the death benefit as of the date on which the death claim is approved for payment. This payment will occur when we receive (1) proof, satisfactory to us, of the death of the participant; (2) written autho-rization for payment; and (3) all required claim forms, fully completed.

If a death benefit is payable, the beneficiary may elect to receive payment of the death benefit either in the form of a lump sum settlement or an annuity payout, or as a combination of these two.

If a lump sum settlement is requested, the proceeds will be mailed within seven days of receipt of satisfactory claim documentation as discussed previously, subject to the laws and regulations governing payment of death benefits. If no election is made within 60 days after we receive satisfactory notice of the participant's death, we will pay a lump sum settlement to the beneficiary at that time. This payment may be postponed as permitted by the 1940 Act.

Payment will be made in accordance with applicable laws and regulations gov-erning payment of death benefits.

Under qualified contracts, if the beneficiary is someone other than the spouse of the deceased participant, the tax code provides that the beneficiary may not elect an annuity which would commence later than December 31st of the calendar year following the calendar year of the participant's death. If a non-spousal beneficiary elects to receive payment in a single lump sum, the tax code pro-vides that such payment must be received no later than December 31st of the fourth calendar year following the calendar year of the participant's death.

If the beneficiary is the surviving spouse of the deceased participant, distri-butions generally are not required under the Code to begin earlier than Decem-ber 31st of the calendar year in which the participant would have attained age 70 1/2. If the surviving spouse dies before the date distributions commence, then, for purposes of determining the date distributions to the beneficiary must commence, the date of death of the surviving spouse is substituted for the date of death of the participant.

Other rules apply to non-qualified annuities. See Federal tax matters.

If there is no living named beneficiary on file with us at the time of a par-ticipant's death and unless the plan directs otherwise, we will pay the death benefit to the participant's estate in the form of a lump sum payment, upon re-ceipt of satisfactory proof of the participant's death, but only if we receive proof of death no later than the end of the fourth calendar year following the year of the participant's death. The value of the death benefit will be deter-mined as of the end of the valuation period during which we receive due proof of death, and the lump sum death benefit generally will be paid within seven days of that date.

Withdrawals
Before the annuity commencement date and subject to the terms of the plan, withdrawals may be made from the subaccounts or the fixed account of all or part of the participant's account balance remaining after deductions for any applicable (1) surrender charge; (2) annual administration charge (imposed on total withdrawals), (3) premium taxes, and (4) outstanding loan including loan security. Annuity conversion amounts are not considered withdrawals.

The account balance available for withdrawal is determined at the end of the valuation period during which we receive the written withdrawal request. Un-less a request for withdrawal specifies otherwise, withdrawals will be made from all subaccounts within the VAA and from the fixed account in the same proportion that the amount of withdrawal bears to the total participant ac-count balance. Unless prohibited, withdrawal payments will be mailed within seven days after we receive a valid written request. The payment may be post-poned as permitted by the 1940 Act.

There are charges associated with withdrawals of account value. See charges and other deductions.

The tax consequences of a withdrawal are discussed later in this booklet. See Federal tax matters.

Total withdrawals. Only participants with no outstanding loans can make a to-tal withdrawal. A total withdrawal of a participant's account will occur when
(a) the participant or contractowner requests the liquidation of the partici-pant's entire account balance, or (b) the amount requested plus any surrender charge results in a remaining participant account balance of an amount less than or equal to the annual administration charge, in which case we treat the request as a request for liquidation of the participant's entire account balance.

Any active life certificate must be surrendered to us when a total withdrawal occurs. If the contractowner resumes contributions on behalf of a participant after a total withdrawal, the participant will receive a new participation date and active life certificate.

Partial withdrawals. A partial withdrawal of a participant's account balance will occur when less than a total withdrawal is made from a participant's ac-count.

Systematic withdrawal option. Participants who are at least age 59 1/2, are separated from service from their employer, or are disabled, and certain spousal beneficiaries and alternate payees who are former spouses, may be eli-gible for a Systematic Withdrawal Option (SWO) under the contract. Payments are made only from the fixed account. Under the SWO a participant may elect to withdraw either a monthly amount which is an approximation of the interest earned between each payment period based upon the interest rate in effect at the beginning of each respective payment period, or a flat dollar amount with-drawn on a periodic basis. A participant must have a vested pre-tax account balance of at least $10,000 in the fixed account in order to select the SWO. A participant may transfer amounts from the VAA to the fixed account in order to support SWO payments. These transfers, however, are subject to the transfer restrictions imposed by any applicable plan. A one-time fee of up to $30 will be charged to set up the SWO. This charge is waived for total vested pre-tax account balances of $25,000 or more. More information about SWO, including ap-plicable fees and charges, is available in the contracts and active life cer-tificates and from us.

Maximum conservation option. Under certain contracts participants who are at least age 70 1/2 may ask us to calculate and pay to them the minimum annual distribution required by Sections 401(a)(9), 403(b)(10) or 408 of the tax code. The participant must complete the forms we require to elect this option. We will base our calculation solely on the participant's account value with us. Participants who select this option are responsible for determining the minimum distributions amount applicable to their non-Lincoln Life contracts.

Withdrawal restrictions. Withdrawals under Section 403(b) contracts are sub-ject to the limitations under Section 403(b)(11) of the tax code and regula-tions thereof and in any applicable plan document. That section provides that withdrawals of salary reduction contributions deposited and earnings credited on any salary reduction contributions after December 31, 1988 can only be made if the participant has (1) died; (2) become disabled; (3) attained age 59 1/2;
(4) separated from service; or (5) incurred a hardship. If amounts accumulated in a Section 403(b)(7) custodial account are deposited in a contract, these amounts will be subject to the same withdrawal restrictions as are applicable to post-1988 salary reduction contributions under the contracts. For more in-formation on these provisions see Federal tax matters.

Withdrawal requests for a participant under Section 401(a) plans and plans subject to Title I of ERISA must be authorized by the contractowner on behalf of a participant. All withdrawal requests will require the contractowner's written authorization and written documentation specifying the portion of the participants account balance which is available for distribution to the par-ticipant.

As required by Section 830.105 of the Texas Education Code, withdrawal re-quests by participants in the Texas Optional Retirement Program (ORP) are only permitted in the event of (1) death; (2) retirement; (3) termination of em-ployment in all Texas institutions of higher education; or (4) attainment of age 70 1/2. A participant in an ORP contract is required to obtain a certifi-cate of termination from the participant's employer before a withdrawal re-quest can be granted.

For withdrawal requests (other than transfers to other investment vehicles) by participants under plans not sub-ject to Title I of ERISA and non-401(a) Plans, the participant must certify to us that one of the permitted distribution events listed in the tax code has occurred (and provide supporting information, if requested) and that we may rely on this representation in granting the withdrawal request. See Federal tax matters. A participant should consult his or her tax adviser as well as review the provisions of their plan before requesting a withdrawal.

A plan and applicable law may contain additional withdrawal or transfer re-strictions.

Withdrawals may have Federal tax consequences. In addition, early withdrawals, as defined under Section 72(q) and 72(t) of the tax code, may be subject to a ten percent excise tax.

Amendment of the contract
We reserve the right to amend the contract to meet the requirements of the 1940 Act or other applicable federal or state laws or regulations. The contractowner will be notified in writing of any changes, modifications or waivers.

Commissions
We pay commissions of up to 3.5% of contributions to dealers. In some instanc-es, we may lower commissions on contributions by as much as 3.5% and include a commission of up to .50% of annual contract values (or an equivalent sched-ule). These commissions are not deducted from contributions or account value; they are paid by us.

Ownership
Contractowners have all rights under the contract except those allocated to participants. According to Indiana law, the assets of the VAA are held for the exclusive benefit of all contractowners, participants, and their designated beneficiaries; and the assets of the VAA are not chargeable with liabilities arising from any other business that we may conduct. Qualified contracts and active life certificates may not be assigned or transferred except as permitted by ERISA and on written notification to us. In addition, a participant, beneficiary, or annuitant may not, unless permitted by law, as-sign or encumber any payment due under the contract.

Contractowner questions
The obligations to purchasers under the contracts are those of Lincoln Life. Questions about the contract should be directed to us at 1-800-341-0441.

Annuity payouts

As permitted by the plan, the participant, or the beneficiary of a deceased participant, may elect to convert all or part of the participant's account balance or the death benefit to an annuity payout. The contract provides op-tional forms of payouts of annuities (annuity payout options), each of which is payable on a variable basis, a fixed basis or a combination of both as specified. If the contractowner does not give us instructions, we will apply the participant's account value in the fixed account to a fixed annuity, and account value in the VAA to a variable annuity.

If the participant's account value or the beneficiary's death benefit is less than $2,000 or if the amount of the first payout is less than $20, we have the right to cancel the annuity and pay the participant or beneficiary the entire amount in a lump sum.

We may maintain variable payout annuities in the (Variable Payout Division) VAA, or in another separate account of Lincoln Life. We do not impose a charge when the annuity conversion amount is applied to a variable payout on a vari-able basis. The contract benefits and charges for an annuity payout option, whether maintained in the VAA or in a variable payout division, are as de-scribed in this Prospectus. The selection of funds available through a vari-able payout division may be different from the funds available through the VAA. If we maintain a participant's variable annuity payout in a variable pay-out division, we will provide a Prospectus for the variable payout division before the annuity commencement date.

Under qualified plans, any annuity selected must be payable over a period that does not extend beyond the life expectancy of the participant and the benefi-ciary. If the beneficiary is not the participant's spouse, the present value of payouts to be made to the participant must be more than 50% of the present value of the total payouts to be made to the participant and the beneficiary.

If an annuitant dies before the end of a guaranteed annuity period, the bene-ficiary, if any, or the annuitant's estate will receive any remaining payouts due under the annuity option in effect.

Annuity payout options
Note Carefully: Under the Single Life Annuity and Joint Life Annuity options it would be possible for only one annuity payout to be made if the annuitant(s) were to die before the due date of the second annuity payout; only two annuity payouts if the annuitant(s) were to die before the due date of the third annuity payout; and so forth.

Single Life Annuity. Payouts are made monthly during the lifetime of the annu-itant, and the annuity terminates with the last payout preceding death.

Life Annuity With Guaranteed Periods of 10, 15 or 20 Years. Payouts are made monthly during the lifetime of the annuitant with a monthly payout guaranteed to the beneficiary for the remainder of the selected number of years, if the annuitant dies before the end of the period selected. Payouts under this annu-ity option are smaller than a single life annuity without a guaranteed payout period.
16

Joint Life Annuity. Payouts are made monthly during the joint lifetime of the annuitant and a designated second person.

Non-Life Annuities. Annuity payouts are guaranteed monthly for the selected number of years. While there is no right to make any total or partial with-drawals during the annuity period, an annuitant or beneficiary who has se-lected this annuity option as a variable annuity may request at any time dur-ing the payout period that the present value of any remaining installments be paid in one lump sum. This lump sum payout will be treated as a total with-drawal during the accumulation period and may be subject to a surrender charge. See Charges and deductions and Federal tax matters.

Additional information
Annuity payout options are only available if consistent with the contract, the plan, the tax code, and ERISA.

The annuity commencement date is the date on which we make the first annuity payout to an annuitant. For plans subject to Section 401(a)(9)(B) of the tax code, a beneficiary must select an annuity commencement date that is not later than one year after the date of the participant's death. A participant or contractowner may select an annuity commencement date for the annuitant, which is shown in the retired life certificate. Selection of an annuity commencement date may be affected by the distribution restrictions under the tax code and the minimum distribution requirements under Section 401(a)(9) of the tax code. See Federal tax matters.

You must send us written notice of the selected annuity commencement date, the annuity payout option (including whether fixed or variable), and the annuity conversion amount to be converted on behalf of a participant or beneficiary, at least 30 days before the selected annuity commencement date. If proceeds become available to a beneficiary in a lump sum, the beneficiary may choose any annuity payout option.

The annuity conversion amount is either the participant's account balance or a portion thereof, or the death benefit plus interest, as of the annuity payout calculation date. For a fixed annuity, the annuity commencement date is usu-ally one month after the annuity payout calculation date; subsequent annuity payouts are at one-month intervals from the annuity commencement date. For a variable annuity, the annuity commencement date is ten business days after the initial annuity payout calculation date; subsequent monthly payouts have annu-ity payout calculation dates which are ten business days prior.

Annuity payout calculation
Fixed annuity payouts are determined by dividing the participant's annuity conversion amount in the fixed account as of the initial annuity payout calcu-lation date by the applicable annuity conversion factor in the contract, for the annuity payout option selected.

Variable annuity payouts will be determined using:

1. The participant's annuity conversion amount in the VAA as of the initial annuity payout calculation date;

2. The annuity conversion factor in the contract;

3. The annuity payout option selected; and

4. The investment performance of the funds selected.

To determine the amount of annuity payouts, we make this calculation:

1. Determine the dollar amount of the first payout; then

2. Credit the retired life certificate with a specific number of annuity units equal to the first payout divided by the annuity unit value; and

3. Calculate the value of the annuity units each period thereafter.

We assume an investment return of a specified percentage per year, as applied to the applicable mortality table. The amount of each annuity payout after the initial payout will depend upon how the underlying fund(s) perform, relative to the assumed rate. If the actual net investment rate (annualized) exceeds the assumed rate, the payment will increase at a rate proportional to the amount of such excess. Conversely, if the actual rate is less than the assumed rate, annuity payouts will decrease. There is a more complete explanation of this calculation in the SAI.

Federal tax matters

Introduction
The Federal income tax treatment of the contract is complex and sometimes un-certain. The Federal income tax rules may vary with your particular circum-stances. This discussion does not include all the Federal income tax rules that may affect the contractowner, participant and contract. This discussion also does not address other Federal tax consequences, or state or local tax consequences, associated with the contract. As a result, contractowner and participant should always consult a tax adviser about the application of tax rules to their individual situation.

Taxation of nonqualified annuities
This part of the discussion describes some of the Federal income tax rules ap-plicable to nonqualified annuities. A nonqualified annuity is a contract not issued in connection with a qualified retirement plan receiving special tax treatment under the tax code, such as an IRA or a section 403(b) plan.

Tax deferral on earnings
The Federal income tax law generally does not tax any increase in the contract value until contractowner or participant receives a contract distribution. However, for this general rule to apply, certain requirements must be satisfied:

 . An individual must own the contract (or the tax law must treat the contact as owned by an individual).

 . The investments of the VAA must be "adequately diversified" in accordance with IRS regulations.

 . The right to choose particular investments for a contract must be limited.

 . The annuity commencement date must not occur near the end of the annuitant's life expectancy.

Contracts not owned by an individual
If a contract is owned by an entity (rather than an individual) the tax code generally does not treat it as an annuity contract for Federal income tax pur-poses. This means that the entity owning the contract pays tax currently on the excess of the contract value over the contributions for the contract. Ex-amples of contracts where the owner pays current tax on the contract's earn-ings are contracts issued to a corporation or a trust. Exceptions to this rule exist. For example, the tax code treats a contract as owned by an individual if the named owner is a trust or other entity that holds the contract as an agent for an individual. However, this exception does not apply in the case of any employer that owns a contract to provide deferred compensation for its em-ployees.

Investments in the VAA must be diversified
For a contract to be treated as an annuity for Federal income tax purposes, the investments of the VAA must be "adequately diversified." IRS regulations define standards for determining whether the investments of the VAA are ade-quately diversified. If the VAA fails to comply with these diversification standards, participant could be required to pay tax currently on the excess of the contract value over the contract contributions. Although we do not control the investments of the underlying investment options, we expect that the un-derlying investment options will comply with the IRS regulations so that the VAA will be considered "adequately diversified."

Restrictions
Federal income tax law limits contractowner's and participant's rights to choose particular investments for the contract. Because the I.R.S. has not is-sued guidance specifying those limits, the limits are uncertain and your right to allocate contract values among the subaccounts may exceed those limits. If so, contractowner and/or participant would be treated as the owner of the as-sets of the VAA and thus subject to current taxation on the income and gains from those assets. We do not know what limits may be set by the I.R.S. in any guidance that it may issue and whether any such limits will apply to existing con-tracts. We reserve the right to modify the contract without contractowner's or participant's consent to try to prevent the tax law from considering them as the owner of the assets of the VAA.

Age at which annuity payouts begin
Federal income tax rules do not expressly identify a particular age by which annuity payouts must begin. However, those rules do require that an annuity contract provide for amortization, through annuity payouts, of the contract's contributions and earnings. If annuity payouts under the contract begin or are scheduled to begin on a date past the annuitant's 85th birthday, it is possi-ble that the tax law will not treat the contract as an annuity for Federal in-come tax purposes. In that event, contractowner and/or participant would be currently taxable on the excess of the contract value over the contributions of the contract.

Tax treatment of payments
We make no guarantees regarding the tax treatment of any contract or of any transaction involving a contract. However, the rest of this discussion assumes that the contract will be treated as an annuity for Federal income tax pur-poses and that the tax law will not tax any increase in the contract value un-til there is a distribution from the contract.

Taxation of withdrawals and surrenders
Contractowner and/or participant will pay tax on withdrawals to the extent their contract value exceeds contributions in the contract. This income (and all other income from the contract) is considered ordinary income. A higher rate of tax is paid on ordinary income than on capital gains. Contractowner and/or participant will pay tax on a surrender to the extent the amount re-ceived exceeds contributions. In certain circumstances contributions are re-duced by amounts received from the contract that were not included in income.

Taxation of annuity payouts
The tax code imposes tax on a portion of each annuity payout (at ordinary in-come tax rates) and treats a portion as a nontaxable return of contributions in the contract. We will notify you annually of the taxable amount of your an-nuity payout. Once you have recovered the total amount of the purchase payment in the contract, you will pay tax on the full amount of your annuity payouts. If annuity payouts end because of the annuitant's death and before the total amount of the contributions in the contract has been received, the amount not received generally will be deductible.

Taxation of death benefits
We may distribute amounts from the contract because of the death of a partici-pant. The tax treatment of these amounts depends on whether the participant or the annuitant dies before or after the annuity commencement date.

 . Death prior to the annuity commencement date--

 . If the beneficiary receives death benefits under an annuity payout option, they are taxed in the same manner as annuity payouts.

 . If the beneficiary does not receive death benefits under an annuity payout option, they are taxed in the same manner as a withdrawal.

 . Death after the annuity commencement date--

 . If death benefits are received in accordance with the existing annuity pay-out option, they are excludible from income if they do not exceed the con-tributions not yet distributed from the contract. All annuity payouts in excess of the contributions not previously received are includible in in-come.

 . If death benefits are received in a lump sum, the tax law imposes tax on the amount of death benefits which exceeds the amount of contributions not previously received.

Penalty taxes payable on withdrawals, surrenders, or annuity payouts
The tax code may impose a 10% penalty tax on any distribution from the contract which contractowner and/or participant must include in gross income. The 10% penalty tax does not apply if one of several exceptions exists. These excep-tions include withdrawals, surrenders, or annuity payouts that:

 . participant receives on or after they reach age 59 1/2,

 . participant receives because they became disabled (as defined in the tax law),

 . a beneficiary receives on or after participant's death, or

 . participant receives as a series of substantially equal periodic payments for their life (or life expectancy).

Special rules if you own more than one annuity contract
In certain circumstances, we must combine some or all of the nonqualified annu-ity contracts a participant owns in order to determine the amount of an annuity payout, a surrender, or a withdrawal that participant must include in income. For example, if contractowner and/or participant purchase two or more deferred annuity contracts from the same life insurance company (or its affiliates) dur-ing any calendar year, the tax code treats all such contracts as one contract. Treating two or more contracts as one contract could affect the amount of a surrender, a withdrawal or an annuity payout that a participant must include in income and the amount that might be subject to the penalty tax described above.

Loans and assignments
Except for certain qualified contracts, the tax code treats any amount received as a loan under a contract, and any assignment or pledge (or agreement to as-sign or pledge) any portion of participant's contract value, as a withdrawal of such amount or portion.

Gifting a contract
If contractowner and participant transfer ownership of the contract to a person other than participant's spouse (or to participant's former spouse incident to divorce), and receive a payment less than the contract's value, participant will pay tax on their contract value to the extent it exceeds contractowner's and participant's contributions not previously received. The new owner's con-tributions in the contract would then be increased to reflect the amount in-cluded in contractowner's and/or participant's income.


Loss of interest deduction
After June 8, 1997 if a contract is issued to a taxpayer that is not an indi-vidual, or if a contract is held for the benefit of an entity, the entity will lose a portion of its deduction for otherwise deductible interest expenses. This disallowance does not apply if you pay tax on the annual increase in the contract value. Entities that are considering purchasing a contract, or enti-ties that will benefit from someone else's ownership of a contract, should con-sult a tax advisor.

Qualified retirement plans

We also designed the contracts for use in connection with certain types of re-tirement plans that receive favorable treatment under the tax code. Contracts issued to or in connection with a qualified retirement plan are called "quali-fied contracts." We issue contracts for use with different types of qualified plans. The Federal income tax rules applicable to those plans are complex and varied. As a result, this Prospectus does not attempt to provide more than gen-eral information about use of the contract with the various types of qualified plans. Persons planning to use the contract in connection with a qualified plan should obtain advice from a competent tax advisor.

Types of qualified contracts and terms of contracts
Currently, we issue contracts in connection with the following types of quali-fied plans:

 . Individual Retirement Accounts and Annuities ("Traditional IRAs")

 . Public school system and tax-exempt organization annuity plans ("403(b) plans")

 . Qualified employee pension and profit-sharing plans ("401(a) plans") and qualified annuity plans ("403(a) plans")

We may issue a contract for use with other types of qualified plans in the fu-ture.

We will amend contracts to be used with a qualified plan as generally neces-sary to conform to tax law requirements for the type of plan. However, the rights of a person to any qualified plan benefits may be subject to the plan's terms and conditions, regardless of the contract's terms and conditions. In addition, we are not bound by the terms and conditions of qualified plans to the extent such terms and conditions contradict the contract, unless we con-sent.

Tax treatment of qualified contracts
The Federal income tax rules applicable to qualified plans and qualified con-tracts vary with the type of plan and contract. For example,

 . Federal tax rules limit the amount of contributions that can be made, and the tax deduction or exclusion that may be allowed for the contributions. These limits vary depending on the type of qualified plan and the plan par-ticipant's specific circumstances, e.g., the participant's compensation.

 . Under most qualified plans, e.g., 403(b) plans and Traditional IRAs, the participant must begin receiving payments from the contract in certain mini-mum amounts by a certain age, typically age 70 1/2. However, these "minimum distribution rules" do not apply to a Roth IRA.

 . Loans are allowed under certain types of qualified plans, but Federal income tax rules prohibit loans under other types of qualified plans. For example, Federal income tax rules permit loans under some section 403(b) plans, but prohibit loans under Traditional and Roth IRAs. If allowed, loans are subject to a variety of limitations, including restric-tions as to the loan amount, the loan's duration, and the manner of repay-ment. Your contract or plan may not permit loans.

Tax treatment of payments
Federal income tax rules generally include distributions from a qualified con-tract in the participant's income as ordinary income. These taxable distribu-tions will include contributions that were deductible or excludible from in-come. Thus, under many qualified contracts the total amount received is in-cluded in income since a deduction or exclusion from income was taken for con-tributions. There are exceptions. For example, participant does not include amounts received from a Roth IRA in income if certain conditions are satis-fied.

Failure to comply with the minimum distribution rules applicable to certain qualified plans, such as Traditional IRAs, will result in the imposition of an excise tax. This excise tax generally equals 50% of the amount by which a min-imum required distribution exceeds the actual distribution from the qualified plan.

Federal penalty taxes payable on distributions
The tax code may impose a 10% penalty tax on the amount received from the qualified contract that must be included in income. The tax code does not im-pose the penalty tax if one of several exceptions applies. The exceptions vary depending on the type of qualified contract purchased. For example, in the case of an IRA, exceptions provide that the penalty tax does not apply to a withdrawal, surrender, or annuity payout:

 . received on or after the participant reaches age 59 1/2,

 . received on or after the participant's death or because of the participant's disability (as defined in the tax law),

 . received as a series of substantially equal periodic payments for the par-ticipant's life (or life expectancy), or

 . received as reimbursement for certain amounts paid for medical care.

These exceptions, as well as certain others not described here, generally ap-ply to taxable distributions from other qualified plans. However, the specific requirements of the exception may vary.

Transfers and direct rollovers
In many circumstances, money may be moved between qualified contracts and qualified plans by means of a rollover or a transfer. Special rules apply to such rollovers and transfers. If the applicable rules are not followed, par-ticipant may suffer adverse Federal income tax consequences, including paying taxes which might not otherwise have had to be paid. A qualified advisor should always be consulted before contractowner or participant move or attempt to move funds between any qualified plan or contract and another qualified plan or contract.

The direct rollover rules apply to certain payments (called "eligible rollover distributions") from section 401(a) plans, section 403(a) or (b) plans, HR 10 plans, and contracts used in connection with these types of plans. (The direct rollover rules do not apply to distributions from IRAs). The direct rollover rules require that we withhold Federal income tax equal to 20% of the eligible rollover distribution from the distribution amount, unless participant elects to have the amount directly transferred to certain qualified plans or con-tracts. Before we send a rollover distribution, we will provide the partici-pant with a notice explaining these requirements and how the 20% withholding can be avoided by electing a direct rollover.

Federal income tax withholding
We will withhold and remit to the IRS a part of the taxable portion of each distribution made under a contract unless the participant notifies us at or before the time of the distribution that tax is not to be withheld. In certain circum-stances, Federal income tax rules may require us to withhold tax. At the time a withdrawal, surrender, or annuity payout is requested, we will give the par-ticipant an explanation of the withholding requirements.

Tax status of Lincoln Life
Under existing Federal income tax laws, Lincoln Life does not pay tax on in-vestment income and realized capital gains of the VAA. Lincoln Life does not expect that it will incur any Federal income tax liability on the income and gains earned by the VAA. We, therefore, do not impose a charge for Federal in-come taxes. If Federal income tax law changes and we must pay tax on some or all of the income and gains earned by the VAA, we may impose a charge against the VAA to pay the taxes.

Changes in the law
The above discussion is based on the tax code, IRS regulations, and interpre-tations existing on the date of this Prospectus. However, Congress, the IRS, and the courts may modify these authorities, sometimes retroactively.

Voting rights

As required by law, we will vote the fund shares held in the VAA at meetings of shareholders of the funds. The voting will be done according to the in-structions of participants that have interests in any subaccounts which invest in the funds. If the 1940 Act or any regulation under it should be amended or if present interpretations should change, and if as a result we determine that we are permitted to vote the fund shares in our own right, we may elect to do so.

The number of votes which the participant has the right to cast will be deter-mined by applying the participant's percentage interest in a subaccount to the total number of votes attributable to the subaccount. In determining the num-ber of votes, fractional shares will be recognized.

Shares held in a subaccount for which no timely instructions are received will be voted by us in proportion to the voting instructions which are received for all contracts participating in that subaccount. Voting instructions to abstain on any item to be voted on will be applied on a pro-rata basis to reduce the number of votes eligible to be cast.

Whenever a shareholders meeting is called, we will furnish participants with a voting interest in a subaccount with proxy voting materials, reports, and vot-ing instruction forms. Since the funds engage in shared funding, other persons or entities besides Lincoln Life may vote fund shares. See Sale of fund shares.

Distribution of the contracts

Lincoln Financial Advisors Corporation (LFA), 1300 South Clinton Street, Fort Wayne, Indiana 46802, is the distributor and principal underwriter of the con-tracts. The contracts will be sold by properly licensed registered representa-tives of independent broker-dealers which in turn have selling agreements with LFA and have been licensed by state insurance departments to represent us. LFA is registered with the SEC under the Securities Exchange Act of 1934 as a bro-ker-dealer and is a member of the National Association of Securities Dealers
(NASD). Lincoln Life will offer contracts in all states where it is licensed to do business.

Return privilege

Participants under Sections 403(b), 408 and certain non-qualified plans will receive an active life certificate. Within the free-look period (ten days) af-ter the participant receives the active life certificate, the participant may cancel it for any reason by giving us written notice. The postmark date of the notice is the date of notice for these purposes. An active life certificate canceled under this provision will be void. With respect to the fixed side of the contract, we will return the participant's contributions less withdrawals made on behalf of the participant. With respect to the VAA, we will return the greater of the participant's contributions less withdrawals made on behalf of the participant, or the participant's account balance in the VAA on the date we receive the written notice. No surrender charge applies.

State regulation

As a life insurance company organized and operated under Indiana law, we are subject to provisions governing life insurers and to regulation by the Indiana Commissioner of Insurance.

Our books and accounts are subject to review and examination by the Indiana Department of Insurance at all times. A full examination of our operations is conducted by that department at least every five years.

Records and reports

As presently required by the 1940 Act and applicable regulations, we are re-sponsible for maintaining all records and accounts relating to the VAA. We have entered into an agreement with the Delaware Management Company, 2005 Mar-ket Street, Philadelphia, PA 19203, to provide accounting services to the VAA. We will mail to the contractowner, at its last known address of record at our offices, at least semiannually after the first contract year, reports contain-ing information required by that Act or any other applicable law or regulation.

Other information

Contract deactivation. Under certain contracts, we may deactivate a contract by prohibiting new contributions and/or new participants after the date of de-activation. We will give the contractowner and participants at least ninety days notice of the deactivation date.

Delay in payments. We may delay payments from the fixed account for up to six months. During this period, we will continue to credit the current declared interest rate to a participant's account in the fixed account. Contract pro-ceeds from the VAA will be paid within seven days, except (i) when the NYSE is closed (except weekends and holidays); (ii) times when market trading is re-stricted or the SEC declares an emergency, and we cannot value units or the funds cannot redeem shares; or (iii) when the SEC so orders to protect contractowners.

IMSA. We are a member of the Insurance Marketplace Standards Association ("IMSA") and may include the IMSA logo and information about IMSA membership in our advertisements. Companies that belong to IMSA subscribe to a set of ethical standards covering the various aspects of sales and services for indi-vidually sold life insurance and annuities.

Preparing for Year 2000

Many existing computer programs use only two digits in the date field to iden-tify the year. If left uncorrected these programs, which were designed and de-veloped without considering the impact of the upcoming change in the century, could fail to operate or could produce erroneous results when processing dates after December 31, 1999. For example, for a bond with a stated maturity date of July 1, 2000, a computer program could read and store the maturity date as July 1, 1900. This problem is known by many names, such as the "Year 2000 Problem", "Y2K", and the "Millenium Bug".

The Year 2000 Problem affects virtually all computer programs worldwide. It can cause a computer system to suddenly stop operating. It can also result in a computer corrupting vital company records, and the problem could go unde-tected for a long time. For our products, if left unchecked it could cause such problems as contributions collection and deposit errors; claim payment difficulties; accounting errors; erroneous unit values; and difficulties or delays in processing transfers, surrenders and withdrawals. In a worst case scenario, this could result in a material disruption to the operations both of Lincoln Life and of Delaware Service Company Inc. (Delaware), the provider of the accounting and valuation services for the VAA.

However, both companies are wholly owned by Lincoln National Corporation
(LNC), which has had Year 2000 processes in place since 1996. LNC projects ag-gregate expenditures in excess of $92 million for its Y2K efforts through the year 2000. Both Lincoln Life and Delaware have dedicated Year 2000 teams and steering committees that are answerable to their counterparts in LNC.

In light of the potential problems discussed above, Lincoln Life, as part of its Year 2000 updating process, has assumed responsibility for correcting all high-priority Information Technology (IT) systems which service the VAA. Dela-ware is responsible for updating all its high-priority IT systems to support these vital services. The Year 2000 effort, for both IT and non-IT systems, is organized into four phases:

 . awareness-raising and inventory of all assets (including third-party agent and vendor relationships)

 . assessment and high-level planning and strategy

 . remediation of affected systems and equipment; and

 . testing to verify Year 2000 readiness.

Both companies are currently on schedule to have their high-priority IT sys-tems remediated and tested to demonstrate readiness by June 30, 1999. During the third and fourth quarters of 1999 additional testing of the environment will continue. Both companies are currently on schedule to have their high-priority non-IT systems (elevators, heating and ventilation, security systems, etc.) remediated and tested by October 31, 1999.

The work on Year 2000 issues has not suffered significant delays; however, some uncertainty remains. Specific factors that give rise to this uncertainty include (but are certainly not limited to) a possible loss of technical re-sources to perform the work; failure to identify all susceptible systems; and non-compliance by third parties whose systems and operations impact Lincoln Life. In a report dated February 26, 1999, entitled, Investigating the Impact of the Year 2000 Technology Problem, S. Prt. 106-10, the U.S. Senate Special Committee on the Year 2000 Technology Problem expressed its concern that "Fi-nancial services firms...are particularly vulnera-ble to...the risk that a ma-terial customer or business partner will fail, as a result of the computer problems, to meet its obligations".

One important source of uncertainty is the extent to which the key trading partners of Lincoln Life and of Delaware will be successful in their own remediation and testing efforts. Lincoln Life and Delaware have been monitor-ing the progress of their trading partners; however, the efforts of these partners are beyond our control.

Lincoln Life and Delaware expect to have completed their necessary remediation and testing efforts prior to December 31, 1999. However, given the nature and complexity of the problem, there can be no guarantee by either company that there will not be significant computer problems after December 31, 1999.

Legal proceedings. Lincoln Life is involved in various pending or threatened legal proceedings arising from the conduct of its business. Most of those pro-ceedings are routine and in the ordinary course of business. In some instances they include claims for unspecified or substantial punitive damages and simi-lar types of relief in addition to amounts for equitable relief. After consul-tation with legal counsel and a review of available facts, it is management's opinion that the ultimate liability, if any, under these suits will not have a material adverse effect on the financial position of Lincoln Life.

Lincoln Life is presently defending three lawsuits in which Plaintiffs seek to represent national classes of policyholders in connection with alleged fraud, breach of contract and other claims relating to the sale of interest-sensitive universal and participating whole life insurance policies. As of the date of this prospectus, the courts have not certified a class in any of the suits. Plaintiffs seek unspecified damages and penalties for themselves and on behalf of the putative class. Although the relief sought in these cases is substan-tial, the cases are in the preliminary stages of litigation, and it is prema-ture to make assessments about potential loss, if any. Management is defending these suits vigorously. The amount of liability, if any, which may ultimately arise as a result of these suits cannot be reasonably determined at this time.
                              Variable Annuity I
                      Statement of additional information
                               Table of Contents

                                                                            Page
                                                                            ----
DEFINITIONS................................................................   2
DETERMINATION OF VARIABLE ANNUITY PAYOUTS..................................   2
PERFORMANCE CALCULATIONS...................................................   3
TAX LAW CONSIDERATIONS.....................................................   6
DISTRIBUTION OF CONTRACTS..................................................   8
INDEPENDENT AUDITORS.......................................................   8
ADVERTISING AND SALES LITERATURE...........................................   8
FINANCIAL STATEMENTS.......................................................  11


 ...............................................................................

Please send me a free copy of the current Statement of Additional Information for Lincoln National Life Insurance Co. Variable Annuity Account L (GVA I):

                                (Please Print)

Name: ________________________________ Social Security No.: __________________
Address: ______________________________________________________________________
City _________________________________ State ____________
                                                           Zip _______________

Mail to Lincoln National Life Insurance Co., P.O. Box 9740, Portland, Maine 04104-5001